UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

SKYLINE CHAMPION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana	001-4714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 743, 2520 By-Pass Road Elkhart, IN 46515
(Address of Principal Executive Offices) (Zip Code)

(574) 294-6521
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, Skyline Champion Corporation (the “Company”) announced the Board of Directors of the Company (the “Board”) appointed Mark Yost as President and Chief Executive Officer of the Company effective June 1, 2019 and as a member of the Board, effective immediately.  Mr. Yost will succeed Keith Anderson, who will retire as Chief Executive Officer effective June 1, 2019.  Mr. Anderson will continue to serve as a member of the Board.

Mr. Yost, 46, is currently the Company’s Executive Vice President and President of U.S. Operations.  He joined Champion Home Builders, Inc. (“Champion”) in June 2013 as Chief Financial Officer and Executive Vice President and served as President of Champion from November 2016 until its business combination with the Company in June 2018.  Prior to joining Champion, Mr. Yost was Chief Financial Officer and Executive Vice President for Severstal North America.  He received his Bachelor of Science degree in finance and his MBA from the University of Michigan.

In connection with his appointment, Mr. Yost’s base salary was increased to $600,000 and he became eligible to receive an annual performance targeted at 100% of his base salary.  Additional information regarding Mr. Yost’s compensation arrangements with the Company is contained in the Company’s definititive proxy statement filed with the Securities and Exchange Commission on September 5, 2018 and is incorporated herein by reference.

There is no arrangement or understanding between Mr. Yost and any other person pursuant to which Mr. Yost was appointed as Chief Executive Officer or as a director.  There are no related party transactions between the Company and Mr. Yost and no family relationships between Mr. Yost and any of the other directors or officers of the Company.

A copy of the Company’s press release announcing Mr. Yost’s appointment and Mr. Anderson’s retirement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Skyline Champion Corporation on May 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Champion Corporation

By:	/s/ Roger Scholten
Roger Scholten Senior Vice President, General Counsel and Secretary

Date:  May 3, 2019